MERRILL LYNCH
                                                                GLOBAL
                                                                RESOURCES
                                                                TRUST

                                   [GRAPHIC]

                                   STRATEGIC
                                            Performance


                                                                Quarterly Report
                                                                October 31, 1999

MERRILL LYNCH GLOBAL RESOURCES TRUST

DEAR SHAREHOLDER

Merrill Lynch Global Resources Trust's performance declined during the three-month period ended October 31, 1999, as natural resource-related stocks relinquished some of their strong gains from earlier in the year. During the October quarter, the Trust's Class A, Class B, Class C and Class D Shares had total returns of -4.90%, -5.14%, -5.14% and -4.96%, respectively, compared to a -4.40% total return for the Lipper Analytical Services Inc.'s Natural Resources Fund average. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) This narrowed the Trust's lead over the Lipper Analytical Services Inc.'s Natural Resources Fund average to just over 3% for the 12-month period ended October 31, 1999. The recent setback in the Trust is largely the result of volatile energy stock movements as we entered the seasonally weak demand months of September and October.

We believe that investors are worried about two key factors in the energy sector, which led to profit taking in the stocks. First, there are concerns over the cheating by various Organization of Petroleum Exporting Countries (OPEC), historically a problem area in supporting oil prices, and the eventual timing at which OPEC will raise production limits for its members. Currently, OPEC compliance has been surprisingly strong. As a result, inventories dropped below the average level of the last five years and nearly 150 million barrels below year-ago levels. Oil prices have risen to as high as $27 per barrel on the reduced supply and recovering demand in Asia. Inventory levels are sufficiently low so that price shocks could occur should we have production disruptions or a cold snap in Northern Hemisphere energy markets. Despite the strong oil price rise, the share price of major integrated oil companies generally declined during the October quarter. This is justified to the extent that rising oil prices are squeezing margins in the chemical and refining operations of the integrated oil companies. However, many companies weighted to upstream oil production operations, as well as oil service stocks, also declined in price.

At current price levels, we believe that our major oil stocks represent compelling valuations since their share prices discount a decline in oil prices to the $20 per share level. A decline in oil prices would also improve results in refining and petrochemicals as declines in their energy feedstock costs would improve margins. Given strong global growth, we believe that the major energy stocks will generate strong positive earnings comparisons in the coming year.

During the October quarter, the Trust was also hurt by declines in its holdings of Canadian and US exploration and production companies leveraged to natural gas production. We believe that the decline can be explained partly by disappointment that natural gas storage again reached capacity by the start of the winter heating season, leading to profit taking in the sector. A second factor is concern that we could have a third consecutive warm winter. The heating season is indeed off to a poor start, with temperatures over 25% above normal since November 1, 1999. Given full storage levels and the lack of seasonal demand, the cash market natural gas price has declined from over $3 per thousand cubic feet (mcf) to near $2 per mcf on the cash market. As a result, the stocks of natural gas producers have surrendered a significant portion of their gains from the summer months.

We remain committed to the natural gas sector, since we believe that the short-term focus on storage in the pre-winter months ignores the positive supply and demand balance developing in the gas markets. While production of gas is down in 1999 as a result of record low drilling and accelerating production decline rates, we had expected gas storage to be filled this year because of several factors. Canadian imports of gas were higher as a result of the completion of several export pipelines. Gas demand in the fertilizer

Merrill Lynch Global Resources Trust                            October 31, 1999

industry was off significantly in response to low fertilizer prices and demand. Finally, the country experienced relatively strong nuclear generation during the summer, which displaces gas-fired electrical generation for air conditioning. Despite these negatives, we were surprised that storage levels were not filled sooner as we exited the 1998-1999 winter season with a surplus of over 300 billion cubic feet of storage.

Our supply and demand expectations for natural gas remain positive. Supply has declined as production in the United States is projected to have fallen between 2%-4% as a result of low drilling activity in late 1998 and early 1999. In addition, preliminary Department of Energy statistics suggest that reserves have fallen, and exploration success has declined as well. We expect demand to be higher in 2000 and beyond as a result of construction of gas-fired electrical power plants. These factors, combined with higher decline rates from mature gas basins, are likely to support gas prices significantly above $2 per mcf on a sustained basis. While the lack of early winter weather has hurt the Trust, we note that November represents only 15% of typical winter heating degree-days demand. While we are disappointed in the recent decline in the Trust's returns, we believe that our holdings can generate solid absolute and relative total returns given the current valuation of our holdings.

Portfolio Matters

The decline in the oil service sector provided us with the opportunity to increase the Trust's weighting in these stocks. The major oil companies have announced that capital-spending budgets are expected to rise in excess of 10% in 2000, with most of the increased spending directed to oil and gas exploration and production projects. In addition, high depletion rates for natural gas could assure strong spending as gas-leveraged exploration and production stocks seek to replace production. These factors could lead to a healthy recovery in oil service revenue and earnings in 2000.

During the October quarter, we initiated new positions in Precision Drilling Corporation and Ensign Resource Service Group, Inc. These Canadian drilling companies are likely to have strong results as rig utilization is projected to approach capacity limits this winter. In addition, we also increased our weighting in our current oil service holdings. We concentrated our investments in companies with exposure to natural gas exploration and production, as well as deep-water exploration. We also purchased new positions in Canadian-based exploration and production companies given their extremely attractive valuations. Canadian Occidental Petroleum Ltd. and Talisman Energy Inc. both have excellent exploration and production profiles, and trade at discounts to many US-based peers. We also initiated positions in Paramount Resources Ltd. and Anderson Exploration Ltd. to gain exposure to gas production in Canada. As we have noted previously, increased export pipeline capacity has resulted in sharply higher gas price realizations for Canadian-based gas producers.

We continued to maintain an overweighted exposure to the paper and forest products sector, especially to the shares of containerboard and pulp producers. Rising demand and reduced capacity from recent consolidation in the sector has led to the announcement of several price increases in both pulp and linerboard. We maintained our holdings in companies leveraged to this area. However, we sold the shares of companies leveraged to lumber products. Lumber prices have soared in response to strong housing demand in the United States and expectations of recovery in Asia. However, we believe that there are low barriers to limit sources of new supply to the market. Therefore, we sold our holdings in Slocan Forest Products Ltd. and Nexfor Inc.

We kept our neutral weightings in the metals sector, although we did make further sales of our gold shares during the October quarter. While the gold price made a strong rally to the $300 per share level after a group of 15 European central banks announced limits on gold sales and lending, stock performance of gold companies was mixed. Many stocks, including our holding in Ashanti Goldfields Company Ltd., suffered losses as a result of the aggressive use of derivatives in gold hedging activities. However, most of these losses were offset by the gain experienced by Acacia Resources Limited, which received a merger offer from Delta Gold NL, followed by a competitive bid from Anglogold Resources. We are monitoring gold supply and demand fundamentals, but we believe that we may gain better inflation protection through the ownership of stocks exposed to other commodities.

Merrill Lynch Global Resources Trust                            October 31, 1999

In Conclusion

We are disappointed that the short-term focus of the markets has resulted in high volatility and a retreat of Merrill Lynch Global Resources Trust's net asset valuations. However, we believe that long-term fundamentals, combined with attractive current valuations, could result in positive returns to resource investments over the cycle. While the returns in resource sector funds have exceeded that of the Standard & Poor's 500 Index for the year-to-date ended October 31, 1999, we note the allure that investments in new technologies offer to investors. While we are not suggesting that the resource investments will outperform these sectors, we do believe that investors should consider the role that resources play in a diversified portfolio and as a hedge should inflationary pressures return in an era of tight labor markets and growing global economies.

We appreciate your investment in Merrill Lynch Global Resources Trust, and we look forward to sharing our investment outlook and strategies with you in our upcoming semi-annual report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Robert M. Shearer

Robert M. Shearer
Senior Vice President and Portfolio Manager

December 8, 1999

To reduce shareholders' expenses, Merrill Lynch Global Resources Trust will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.

PERFORMANCE DATA

      About Fund Performance

      Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Merrill Lynch Global Resources Trust                            October 31, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                                % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/99                                    +26.42%           +19.78%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                              + 2.69            + 1.59
--------------------------------------------------------------------------------
Ten Years Ended 9/30/99                               + 4.39            + 3.83
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return            % Return
                                                Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/99                                  +25.14%             +21.14%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                            + 1.63              + 1.63
--------------------------------------------------------------------------------
Ten Years Ended 9/30/99                             + 3.31              + 3.31
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return            % Return
                                                Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/99                                  +24.71%             +23.71%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/99                                     + 1.79              + 1.79
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/99                                    +26.09%           +19.47%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/99                                       + 2.61            + 1.50
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Recent Performance Results*

                                                                            Ten Years/
                                             3 Month        12 Month     Since Inception
As of October 31, 1999                     Total Return   Total Return     Total Return
========================================================================================
ML Global Resources Trust Class A Shares       -4.90%         +18.20%        +53.50%
----------------------------------------------------------------------------------------
ML Global Resources Trust Class B Shares       -5.14          +17.05         +38.39
----------------------------------------------------------------------------------------
ML Global Resources Trust Class C Shares       -5.14          +16.56         + 4.73
----------------------------------------------------------------------------------------
ML Global Resources Trust Class D Shares       -4.96          +17.91         + 9.01
========================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Global Resources Trust                            October 31, 1999

SCHEDULE OF INVESTMENTS

                             Shares                                                                             Percent of
Industries                    Held                     Common Stocks                                    Value   Net Assets
==========================================================================================================================
Aluminum                      15,950    Alcoa Inc.                                                  $    968,963      1.2%
==========================================================================================================================
Canadian                      60,400    Alberta Energy Company Ltd.                                    1,867,999      2.3
Independents                 161,850    Canadian Hunter Exploration Ltd.                               2,640,294      3.2
                              34,700    Canadian Natural Resources Ltd.                                  764,192      0.9
                              65,900    Canadian Occidental Petroleum Ltd.                             1,290,049      1.6
                              44,692    Northrock Resources Ltd.                                         328,082      0.4
                              83,000    Paramount Resources Ltd.                                       1,142,435      1.4
                              61,600    Rio Alto Exploration Ltd.                                        908,592      1.1
                                                                                                    ------------    -----
                                                                                                       8,941,643     10.9
==========================================================================================================================
Chemicals                     27,200    Air Products and Chemicals, Inc.                                 748,000      0.9
==========================================================================================================================
Coal                          44,900    CONSOL Energy Inc.                                               521,963      0.6
==========================================================================================================================
Diversified Companies         26,200    Ashland Inc.                                                     864,600      1.1
                              47,000    UCAR International Inc.                                          919,437      1.1
                                                                                                    ------------    -----
                                                                                                       1,784,037      2.2
==========================================================================================================================
Gold                         532,800    Acacia Resources Limited                                         943,218      1.1
==========================================================================================================================
Integrated Oil Companies      17,700    Amerada Hess Corporation                                       1,015,538      1.2
                              74,000    BP Amoco PLC                                                     717,330      0.9
                               3,040    BP Amoco PLC (ADR) (a)                                           175,560      0.2
                             104,100    Baytex Energy Ltd.                                               654,517      0.8
                              31,200    Chevron Corporation                                            2,848,950      3.5
                              16,800    Conoco Inc. (Class A)                                            460,950      0.6
                              33,100    Conoco Inc. (Class B)                                            897,838      1.1
                              28,100    ENI SpA (ADR) (a)                                              1,650,875      2.0
                              10,200    Exxon Corporation                                                755,437      0.9
                              40,922    Kerr-McGee Corporation                                         2,199,557      2.7
                              14,100    Mobil Corporation                                              1,360,650      1.7
                               8,800    Phillips Petroleum Company                                       409,200      0.5
                              15,200    Royal Dutch Petroleum Company (NY Registered Shares)             911,050      1.1
                              23,650    Texaco Inc.                                                    1,451,519      1.8
                              37,400    USX-Marathon Group                                             1,089,275      1.3
                                                                                                    ------------    -----
                                                                                                      16,598,246     20.3
==========================================================================================================================
Metals & Mining            1,174,009    M.I.M. Holdings Limited                                          964,416      1.2
                              79,500    Noranda, Inc.                                                  1,048,328      1.3
                               7,100    Phelps Dodge Corporation                                         400,262      0.5
                              84,950    Stillwater Mining Company                                      1,709,619      2.1
                             240,000    WMC Limited                                                    1,028,559      1.2
                             119,840    Zimbabwe Platinum Mines Limited                                   49,604      0.1
                                                                                                    ------------    -----
                                                                                                       5,200,788      6.4
==========================================================================================================================

Merrill Lynch Global Resources Trust                            October 31, 1999

                             Shares                                                                             Percent of
Industries                    Held                     Common Stocks                                    Value   Net Assets
==========================================================================================================================
Oil & Gas Producers           31,900    Anadarko Petroleum Corporation                              $    982,919      1.2%
                              97,000    Anderson Exploration Ltd.                                      1,249,422      1.5
                              54,700    Apache Corporation                                             2,133,300      2.6
                              22,900    Barrett Resources Corporation                                    768,581      0.9
                              36,697    Burlington Resources Inc.                                      1,279,808      1.6
                              51,000    Cabot Oil & Gas Corporation (Class A)                            822,375      1.0
                              53,300    Chieftain International, Inc.                                  1,019,363      1.2
                              60,300    Devon Energy Corporation                                       2,344,163      2.9
                              91,900    EOG Resources, Inc.                                            1,912,669      2.3
                              59,100    The Meridian Resource Corporation                                262,256      0.3
                               9,800    Stone Energy Corporation                                         476,525      0.6
                              44,200    Talisman Energy Inc.                                           1,167,190      1.4
                              86,100    Union Pacific Resources Group Inc.                             1,248,450      1.5
                              42,000    Unocal Corporation                                             1,449,000      1.8
                              35,400    Vastar Resources, Inc.                                         2,090,812      2.6
                                                                                                    ------------    -----
                                                                                                      19,206,833     23.4
==========================================================================================================================
Oil Services                  39,700    BJ Services Company                                            1,362,206      1.7
                              28,800    Baker Hughes Incorporated                                        804,600      1.0
                              25,100    Coflexip SA (ADR) (a)                                            993,019      1.2
                              25,200    Cooper Cameron Corporation                                       974,925      1.2
                              33,200    Ensign Resource Service Group, Inc.                              696,180      0.9
                              35,100    Helmerich & Payne, Inc.                                          835,819      1.0
                              25,300    McDermott International, Inc.                                    458,562      0.6
                              38,000    Noble Drilling Corporation                                       843,125      1.0
                              55,600    Precision Drilling Corporation                                 1,301,944      1.6
                              41,800    R&B Falcon Corporation                                           519,887      0.6
                              44,600    Stolt Comex Seaway, SA                                           473,875      0.6
                              20,300    Stolt Comex Seaway, SA (ADR) (a)                                 195,387      0.2
                              32,425    Weatherford International, Inc.                                1,098,397      1.3
                                                                                                    ------------    -----
                                                                                                      10,557,926     12.9
==========================================================================================================================
Paper & Pulp                 107,700    Abitibi-Consolidated Inc.                                      1,310,379      1.6
                              49,866    Aracruz Celulose SA (ADR) (a)                                  1,022,253      1.2
                             103,800    Canfor Corporation                                               881,933      1.1
                             784,600    Jefferson Smurfit Group PLC                                    2,035,039      2.5
                              91,065    Smurfit-Stone Container Corporation                            1,963,589      2.4
                             155,400    St. Laurent Paperboard Inc.                                    1,943,556      2.4
                             169,700    Tembec Inc. `A'                                                1,701,383      2.1
                              29,000    Westvaco Corporation                                             860,937      1.0
                                                                                                    ------------    -----
                                                                                                      11,719,069     14.3
==========================================================================================================================
Pipelines                     25,100    Coastal Corporation                                            1,057,338      1.3
                              28,400    Equitable Resources, Inc.                                      1,036,600      1.3
                                                                                                    ------------    -----
                                                                                                       2,093,938      2.6
==========================================================================================================================
Refining                      19,600    Sunoco, Inc.                                                     472,850      0.6
==========================================================================================================================
Steel                        136,500    The LTV Corporation                                              494,812      0.6
==========================================================================================================================
                                        Total Common Stocks (Cost--$74,449,201)                       80,252,286     98.0
==========================================================================================================================

Merrill Lynch Global Resources Trust                            October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                              Face                                                                              Percent of
                             Amount               Short-Term Securities                                 Value   Net Assets
==========================================================================================================================
Repurchase                 $ 927,000    Warburg Dillon Read LLC, purchased on 10/29/1999 to yield
Agreements*                             5.21% to 11/01/1999                                         $    927,000      1.1%
==========================================================================================================================
                                        Total Short-Term Securities (Cost--$927,000)                     927,000      1.1
==========================================================================================================================
Total Investments (Cost--$75,376,201)                                                                 81,179,286     99.1

Other Assets Less Liabilities                                                                            696,806      0.9
                                                                                                    ------------    -----
Net Assets                                                                                          $ 81,876,092    100.0%
                                                                                                    ============    =====
==========================================================================================================================
Net Asset Value:           Class A--Based on net assets of $8,951,872 and 606,609 shares
                                    of beneficial interest outstanding                              $      14.76
                                                                                                    ============
                           Class B--Based on net assets of $19,852,065 and 1,345,290 shares
                                    of beneficial interest outstanding                              $      14.76
                                                                                                    ============
                           Class C--Based on net assets of $1,788,393 and 122,717 shares
                                    of beneficial interest outstanding                              $      14.57
                                                                                                    ============
                           Class D--Based on net assets of $51,283,762 and 3,478,222 shares
                                    of beneficial interest outstanding                              $      14.74
                                                                                                    ============
==========================================================================================================================

(a)   American Depositary Receipts (ADR).
* Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

PORTFOLIO INFORMATION

As of October 31, 1999
                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
Chevron Corporation ..................................................    3.5%
Canadian Hunter Exploration Ltd. .....................................    3.2
Devon Energy Corporation .............................................    2.9
Kerr-McGee Corporation ...............................................    2.7
Apache Corporation ...................................................    2.6
Vastar Resources, Inc. ...............................................    2.6
Jefferson Smurfit Group PLC ..........................................    2.5
Smurfit-Stone Container Corporation ..................................    2.4
St. Laurent Paperboard Inc. ..........................................    2.4
EOG Resources, Inc. ..................................................    2.3

                                                                      Percent of
Geographic Allocation                                                 Net Assets
United States ........................................................   57.7%
Canada ...............................................................   26.8
Australia ............................................................    3.6
Ireland ..............................................................    2.5
Italy ................................................................    2.0
Brazil ...............................................................    1.2
France ...............................................................    1.2
Netherlands ..........................................................    1.1
United Kingdom .......................................................    1.1
Norway ...............................................................    0.8

Officers and Trustees

Terry K. Glenn, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Robert C. Doll, Senior Vice President
Robert M. Shearer, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President
  and Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011                                                         #10303--10/99

[RECYCLE LOGO] Printed on post-consumer recycled paper